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LETTER OF TRANSMITTAL
TO TENDER AMERICAN DEPOSITARY SHARES
(Each Representing 100 Ordinary Shares, Par Value $0.00005 Per Share)

of
Hurray! Holding Co., Ltd.

Pursuant to the Offer to Purchase
Dated June 16, 2009
of
Shanda Music Group Limited
a wholly owned subsidiary of
Shanda Interactive Entertainment Limited

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON JULY 15, 2009, UNLESS THE OFFER IS EXTENDED.

The ADS Tender Agent for the Offer is:

CITIBANK, N.A.
By Mail:	By Overnight Courier:	By Hand:
Citibank, N.A. Corporate Actions P.O. Box 43011 Providence, RI 02940-3011, U.S.A.	Citibank, N.A. Corporate Actions Attention: Suite V 250 Royall Street Canton, MA 02021, U.S.A.	Citibank, N.A. Corporate Actions Attention: Suite V 250 Royall Street Canton, MA 02021, U.S.A.

        This document should be read in conjunction with the offer to purchase dated June 16, 2009 and any amendments or supplements thereto, which collectively constitute the "Offer to Purchase." Terms used but not defined in this Letter of Transmittal to Tender American Depositary Shares (the "ADS Letter of Transmittal") have the meanings given to them in the Offer to Purchase.

        You should use this ADS Letter of Transmittal if you are tendering physical American Depositary Receipts ("ADRs") evidencing American Depositary Shares ("ADSs") of Hurray! Holding Co., Ltd. or you are tendering ADSs registered in your name in the Direct Registration System (the "DRS") of Citibank, N.A., as depositary for the ADSs (the "ADS Depositary") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. All terms and conditions contained in the Offer to Purchase applicable to ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal.

        Delivery of this ADS Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the ADS Tender Agent. The instructions set forth in this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed. Requests for assistance or additional copies of the Offer to Purchase and this ADS Letter of Transmittal may be made to or obtained from the Information Agent at its address or telephone numbers set forth at the end of this ADS Letter of Transmittal.

        For the purposes of calculating the purchase price for ADSs, each tender of an ADS will be treated by Shanda Music Group Limited and Shanda Interactive Entertainment Limited as a tender of 100 ordinary shares, par value $0.00005 per share of Hurry! Holding Co. Ltd. underlying such ADS. Therefore, the purchase price per ADS will be 100 times the purchase price per Share.

DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))*	ADSs Tendered (Attach additional list if necessary)

	ADR Number(s)**	Total Number of ADSs Represented by ADR(s)**	Number of ADSs Tendered***

Total ADSs

*	If the ADS holder holds ADSs through the DRS registry of the ADS Depositary, such holder's name and address should be filled out exactly as the ADSs are registered in the DRS registry. If you are not certain how your ADSs are registered in the DRS registry, contact Citibank Shareholder Services at (877) 248-4237.
**	Need not be completed by ADS holders tendering by book-entry transfer or holding the ADSs through the DRS.
***	Unless otherwise indicated, it will be assumed that all ADSs represented by any ADRs delivered to the ADS Tender Agent are being tendered. See Instruction 4.

        You must sign this ADS Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the substitute W-9 set forth below or if you are not a United States person, provide an applicable properly completed IRS Form W-8 (generally IRS Form W-8BEN) if required.

        The offer is not being made to, nor will tenders be accepted from or on behalf of, holders of ADSs in any jurisdiction in which the making of the offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

        If you desire to tender ADSs in the offer, but you cannot deliver ADRs evidencing the ADSs and all other required documents to the ADS Tender Agent at or prior to the Expiration Date (as defined below) or if you cannot complete the procedure for book-entry transfer on a timely basis, you must tender your ADSs according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the ADS Tender Agent.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

☐
CHECK HERE IF ADRs HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.

☐
CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE ADS TENDER AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering ADS holder(s)

Date of Execution of Notice of Guaranteed Delivery , 2009

Name of Institution which Guaranteed Delivery

If delivery of the Notice of Guaranteed Delivery was by book-entry transfer:
Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

        The undersigned hereby tenders to Shanda Music Group Limited, a British Virgin Islands company ("Shanda Music") and a wholly owned subsidiary of Shanda Interactive Entertainment Limited, a Cayman Islands company ("Shanda"), the above-described American Depositary Shares ("ADSs"), each representing 100 ordinary shares, par value $0.00005 per share (the "Shares"), of Hurray! Holding Co., Ltd., a Cayman Islands company ("Hurray"), pursuant to Shanda Music's offer to purchase 1,155,045,300 Shares at $0.04 per Share (equivalent to $4.00 per ADS), in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 16, 2009 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal to Tender American Depositary Shares (the "ADS Letter of Transmittal," which, together with the Offer to Purchase as amended and supplemented and the related Letter of Transmittal to Tender Ordinary Shares, collectively constitute the "Offer"). The Offer expires at 12:01 a.m, New York City time, on July 15, 2009, unless extended by Shanda Music as described in the Offer to Purchase (as extended, the "Expiration Date"). Shanda Music reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase ADSs tendered pursuant to the Offer, but any such transfer or assignment will not relieve Shanda Music of its obligations under the Offer or prejudice your rights to receive payment for ADSs validly tendered and accepted for payment.

        Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Shanda Music all right, title and interest in and to all the ADSs that are being tendered hereby (and any and all other securities issued or issuable in respect thereof on or after June 16, 2009) and appoints the ADS Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and all such other securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs evidencing such ADSs (and all such other securities), or transfer ownership of such ADSs (and all such other securities) on the account books maintained by the Book-Entry Transfer Facility (as defined in section 3 of the Offer to Purchase), or the Direct Registration System (the "DRS") of Citibank N.A., the ADS depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Shanda Music, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and all such other securities), all in accordance with the terms of the Offer.

        The undersigned hereby irrevocably appoints Tianqiao Chen, Grace Wu and Danian Chen, in their respective capacities as officers of Shanda, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the ADSs tendered hereby which have been accepted for payment by Shanda Music prior to the time of any vote or other action (and any and all other securities issued or issuable in respect thereof on or after June 16, 2009), at any meeting of shareholders of Hurray (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such ADSs by Shanda Music in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such ADSs (and all such other securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered herein (and any and all other securities issued or issuable in respect thereof on or after June 16, 2009) and that if and when the same are accepted for payment by Shanda Music, Shanda Music will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or Shanda Music to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and all such other securities).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of ADSs pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Shanda Music upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Tender Offer Agreement dated as of June 8, 2009 among Hurray, Shanda and Shanda Music pursuant to which the Offer is being made, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS Letter of Transmittal.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any ADSs purchased, and return any ADSs not tendered or not purchased, in the name(s) of the undersigned (and, in the case of ADSs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility, and in the case of ADSs tendered through the DRS registry of the ADS Depositary, by credit to the account in the DRS registry). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any ADSs purchased and any ADRs not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any ADSs purchased and return any ADSs not tendered or not purchased in the name(s) of, and mail said check and any ADRs to, the person(s) so indicated. The undersigned recognizes that Shanda Music has no obligation, pursuant to the "Special Payment Instructions," to transfer any ADRs from the name of the registered holder(s) thereof if Shanda Music does not accept for payment any of the ADSs so tendered.

  SPECIAL PAYMENT INSTRUCTIONS

  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or ADRs evidencing ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned or if ADSs tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above or ADSs tendered through the DRS registry which are not accepted for payment are to be returned by credit to an account in the DRS registry other than that designated above.

  Issue    ☐ check        ADRs to:

Name	(Please Print)
Address

(Zip Code)
Taxpayer Identification Number

☐Credit ADSs tendered by book-entry transfer for payment at the Book-Entry Transfer Facility number set forth below:

☐Register ADSs on the DRS registry to:

  SPECIAL DELIVERY INSTRUCTIONS

  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or ADRs evidencing ADSs not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail    ☐ check        ☐ ADRs to:

Name	(Please Print)
Address
(Zip Code)
Taxpayer Identification Number

SIGN HERE
(Please also complete Substitute Form W-9 below or an applicable IRS Form W-8)

Signature(s) of ADS holder(s)
Dated	, 2009
Name(s)
(Please Print)

Capacity (full title)

Address
(Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s), in the DRS registry or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attor- ney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
Guarantee of Signature(s)
(If required; see Instructions 1 and 5) (For use by Eligible Institutions only. Place medallion guarantee in space below)

Name of Firm

Address
(Zip Code)

Authorized Signature

Name	(Please Print)

Area Code and Telephone Number

Dated	, 2009

NON-U.S. PERSONS SHALL COMPLETE THE APPLICABLE IRS FORM W-8. THIS FORM MUST BE COMPLETED BY ALL U.S. PERSONS SURRENDERING ADSs OF HURRAY. FAILURE TO COMPLETE AND RETURN THIS FORM (OR FOR NON-U.S. PERSONS, THE APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYER'S NAME:

SUBSTITUTE	Part I Taxpayer Identification No.—For All Accounts
FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification No.	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If awaiting a TIN, write "Applied For" in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see "How to Obtain a TIN" in the enclosed Guidelines

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number	Part II—.For Payees Exempt From Backup Withholding, see enclosed Guidelines.

Check appropriate box:
☐ Individual/Sole Proprietor    ☐ Corporation    ☐ Partnership ☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership) V                  ☐ Other (specify)
☐ Exempt from Backup Withholding

Part III Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of the Offer or this Letter of Transmittal, other than the certifications required to avoid backup withholding.
SIGNATURE DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
"APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date	, 2009

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this ADS Letter of Transmittal need not be guaranteed (i) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box-entitled "Special Delivery Instructions" on this ADS Letter of Transmittal or (ii) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of ADS Letter of Transmittal and ADSs.    This ADS Letter of Transmittal is to be used either if ADRs evidencing ADSs are to be forwarded herewith or ADSs are to be tendered by transfer of ADSs through the DRS registry of the ADS Depositary pursuant to the procedures set forth in Section 3 of the Offer to Purchase. All physically delivered ADRs, or a confirmation of a book-entry transfer into the ADS Tender Agent's account at the Book-Entry Transfer Facility of all ADSs delivered electronically through the Book-Entry Transfer Facility, or a confirmation of book-entry transfer on the DRS registry of all ADSs delivered through the DRS, as well as a properly completed and duly executed ADS Letter of Transmittal, together with any required signature guarantees (or a manually signed facsimile thereof or, in the case of a book-entry transfer through the Book-Entry Transfer Facility, an Agent's Message) and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent at one of its addresses set forth on the front page of this ADS Letter of Transmittal by the Expiration Date.

        ADS holders whose ADRs are not immediately available or ADS holders who cannot deliver their ADRs and all other required documents to the ADS Tender Agent or who cannot comply with the procedures for book-entry transfer by the Expiration Date may tender their ADSs pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under the guaranteed delivery procedure:

          (i)  such tender must be made by or through an Eligible Institution;

         (ii)  a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Shanda Music with the Offer to Purchase must be received by the ADS Tender Agent by the Expiration Date; and

        (iii)  the ADRs, or a confirmation of a book-entry transfer into the ADS Tender Agent's account at the Book-Entry Transfer Facility of all ADSs delivered electronically through the Book-Entry Transfer Facility, or a confirmation of book-entry transfer on the DRS registry of the ADS Depositary of all ADSs delivered through the DRS registry, as well as a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantee (or a manually signed facsimile thereof or, in the case of a book-entry delivery through the Book-Entry Transfer Facility, an Agent's Message) and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

        The method of delivery of ADSs, this ADS Letter of Transmittal and all other required documents is at the election and sole risk of the tendering ADS holder. ADSs will be deemed delivered only when actually received by the ADS Tender Agent (including, in the case of a book-entry by book-entry confirmation). If ADRs are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this ADS Letter of Transmittal (or a manually signed facsimile thereof), the tendering ADS holder waives any right to receive any notice of the acceptance for payment of the ADSs.

        3.    Inadequate Space.    If the space provided herein is inadequate, the ADR numbers and/or the number of ADSs should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (not applicable to ADS holders who tender by book-entry transfer).    If fewer than all the ADSs represented by any ADRs delivered to the ADS Tender Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the remainder of the ADSs represented by the old ADR will be issued and sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box on this ADS Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All ADSs represented by ADRs delivered to the ADS Tender Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs or as set forth in the DRS registry of the ADS Depositary without alteration or any change whatsoever.

        If any of the ADSs tendered hereby is held of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

        If any of the ADSs tendered hereby are registered in different names on different ADRs or as set forth in the DRS registry, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADSs.

        If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADRs or separate stock powers are required unless payment of the purchase price is to be made, or ADSs not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, ADRs must be endorsed or appropriate stock powers provided, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs for such ADSs or as set forth in the DRS registry. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

        If this ADS Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Shanda Music of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Shanda Music will pay any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or ADSs not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of ADSs to Shanda Music pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise)

will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any ADSs purchased is to be issued, or any ADSs not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this ADS Letter of Transmittal or if the check or any ADRs not tendered or not purchased are to be mailed to someone other than the person(s) signing this ADS Letter of Transmittal or to the person(s) signing this ADS Letter of Transmittal at an address other than that shown above, the appropriate boxes on this ADS Letter of Transmittal should be completed. ADS holders tendering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account at the Book-Entry Transfer Facility or on the DRS registry of the ADS Depositary as such ADS holder may designate under "Special Payment Instructions." If no such instructions are given, any such ADSs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility or on the DRS registry designated above.

        8.    Backup Withholding; Substitute Form W-9 and IRS Form W-8.    Under the U.S. federal income tax laws, unless certain certification requirements are met, the ADS Tender Agent generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain ADS holders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. ADS holder, and, if applicable, each other payee, must provide the ADS Tender Agent with such ADS holder's or payee's correct taxpayer identification number and certify that such ADS holder or payee is not subject to such backup withholding by properly completing the Substitute Form W-9 set forth above, or if such ADS holder or payee is not a U.S. person, by submitting a properly completed IRS Form W-8 (generally, IRS Form W-8BEN). In general, if an ADS holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the ADS holder or payee does not provide the ADS Tender Agent with its correct taxpayer identification number, if required, the ADS holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.

        Certain ADS holder or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the ADS Tender Agent that a foreign person qualifies as an exempt recipient, such ADS holder or payee must submit to the ADS Tender Agent a properly completed Internal Revenue Service Form W-8 (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that person's exempt status. IRS Forms W-8 (including IRS Form W-8BEN) can be obtained from the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 or submit an applicable IRS Form W-8, as applicable, will not, by itself, cause ADSs to be deemed invalidly tendered, but will require the ADS Tender Agent to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute IRS Form W-9 or an IRS Form W-8, as applicable, will result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the ADRs to be tendered have been mutilated, lost, stolen or destroyed, ADS holders should contact Hurray's ADS depositary, Citibank N.A., immediately by calling (877) 248-4237. The ADS holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen ADR(s) have been followed.

        10.    Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Offer to Purchase and this ADS Letter of Transmittal may be obtained from the Information Agent at its addresses or telephone numbers set forth below.

        11.    Waiver of Conditions.    Shanda Music reserves the right to waive any of the specified conditions of the Offer in the case of any ADSs tendered.

        IMPORTANT: this ADS Letter of Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the ADS Tender Agent on or prior to the Expiration Date and either ADRs for tendered ADSs must be received by the ADS Tender Agent or ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case on or prior to the Expiration Date, or the tendering ADS holder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

 GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:

1.	An individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number. These forms can also be obtained from the IRS's website (http://irs.gov/formspubs/index.html).

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1.  An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.  The United States or any of its agencies or instrumentalities.

3.  A state, the District of Columbia, a possession of the United States or any of their subdivisions or instrumentalities.

4.  A foreign government, a political subdivision of a foreign government or any of their agencies or instrumentalities.

5.  An international organization or any of their agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.  A corporation.

7.  A foreign central bank of issue.

8.  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9.  A futures commission merchant registered with the Commodity Futures Trading Commission.

10.  A real estate investment trust.

11.  An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.  A common trust fund operated by a bank under section 584(a) of the Code.

13.  A financial institution.

14.  A middleman known in the investment community as a nominee or custodian.

15.  A trust exempt from tax under section 664 or described in section 4947 of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13; also, a person who regularly acts as a broker and who is registered under the Investment Advisers Act of 1940

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
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